Exhibit 99.1

Recro Pharma’s Board of Directors Approves Separation of Acute

Care Business Segment and Declares Special Dividend Distribution of

Baudax Bio Common Stock

MALVERN, Pa., November 5, 2019 – Recro Pharma, Inc. (NASDAQ:REPH), a specialty pharmaceutical company with a high-performing revenue generating contract development and manufacturing (CDMO) division, today announced that its board of directors has approved the planned spin-off of its Acute Care business segment, which will be known as Baudax Bio, Inc. and declared a special dividend distribution of all outstanding shares of Baudax Bio common stock.

For every two and one half (2.5) shares of Recro common stock held of record as of the close of business on November 15, 2019, Recro shareholders will receive one (1) share of Baudax Bio common stock. Shareholders will receive cash in lieu of fractional shares. The special dividend distribution is expected to be paid on November 21, 2019.

The distribution of Baudax Bio common stock will complete the separation of the Acute Care business segment from Recro. After the separation, Baudax Bio will become an independent, publicly-traded company focused on developing and commercializing innovative products for hospital and related acute care settings, and Recro will retain no ownership interest. Baudax Bio has applied for listing of its common stock on the NASDAQ Capital Market under the ticker symbol “BXRX.”

The stock dividend distribution is subject to, among other conditions, the U.S. Securities and Exchange Commission (SEC) having declared effective Baudax Bio’s Registration Statement on Form 10, as amended, which Baudax Bio has filed with the SEC. The Registration Statement includes information regarding the details of the spin-off and Baudax Bio’s business.

No action is required by Recro shareholders to receive shares of Baudax Bio common stock as part of this special dividend distribution. Any holder of Recro common stock who sells shares of Recro common stock on or before the distribution date may be selling the entitlement to receive shares of Baudax Bio common stock.

About Recro Pharma, Inc.

Recro Pharma is a pharma services and pharmaceutical company that operates through two business segments, a revenue-generating contract development and manufacturing, or CDMO, segment, located in Gainesville, GA and an Acute Care segment primarily focused on products for the hospital and other acute care settings. The Company’s CDMO segment leverages its formulation expertise to develop and manufacture pharmaceutical products using its proprietary delivery technologies and other manufacturing services for commercial and development-stage partners who commercialize or plan to commercialize these products. These collaborations can result in revenue streams including royalties, profit sharing, research and development and manufacturing fees, which support continued operations for its CDMO segment.

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements reflect Recro’s expectations about its future performance and opportunities that involve substantial risks and uncertainties, and include, without limitation, statements relating to the planned spin-off of Recro’s acute care business segment, such as the completion and timing of the transaction, the anticipated timing and implementation of the special dividend distribution of Baudax Bio common stock to Recro shareholders, the anticipated listing of Baudax Bio’s common stock on the NASDAQ Capital Market, and the expected business operations and prospects for Baudax Bio and Recro following completion of the proposed spin-off. When used herein, the words “anticipate,” “believe,” “estimate,” “may,” “upcoming,” “plan,” “target,” “intend” and “expect” and similar expressions, as they relate to Recro or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to Recro as of the date of this press release and are subject to a number of risks, uncertainties, and other factors that could cause Recro’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. Recro assumes no obligation to update any such forward-looking statements. Factors that could cause Recro’s actual performance to materially differ from those expressed in the forward-looking statements set forth in this press release include, without limitation: risks that the spin-off will be completed in a timely manner or at all; risks of failure to satisfy any conditions to the spin-off; uncertainty of whether the anticipated benefits of the spin-off can be achieved; risks of unexpected costs or delays the Company’s ability to complete the spin-off; and risks and uncertainties associated with the Company’s development and commercialization of products and product candidates that may impact or alter anticipated business plans, strategies and objectives. The forward-looking statements in this press release should be considered together with the risks and uncertainties that may affect Recro’s business and future results included in Recro’s filings with the Securities and Exchange Commission at www.sec.gov.

CONTACT:

Investor Relations Contact:

Argot Partners

Sam Martin / Claudia Styslinger

(212) 600-1902

sam@argotpartners.com

claudia@argotpartners.com

Recro Pharma, Inc.

Ryan D. Lake

(484) 395-2436

rlake@recropharma.com

Media Contact:

Argot Partners

David Rosen

(212) 600-1902

david.rosen@argotpartners.com

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